UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Act of 1934


                                AUGUST 1, 2003
                                Date of Report

                       (Date of earliest event reported)



                         Commission File No. 000-30261


                         ROYAL HOLIDAY MOBILE ESTATES
            (Exact name of Registrant as specified in its charter)


                NEVADA                                  88-0409168
    (State of other Jurisdiction             (I.R.S. Employer ID Number)
    of incorporation or organization)


               14284 Point Reyes St., Fontana, CA             92336
         ( Address of Principal Executive Officers)        (Zip Code)

       Registrant's telephone number including area code:  (909)260-6035
                      Fax Number            (714)536-3169

                 Former Address, if changed since last report.
          (15303 Ventura Blvd., Suite #1510, Sherman Oaks, CA 91403




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ITEM 5:      OTHER EVENTS AND REGULATION FD DISCLOSURE.

The Company's business is Luxury Yacht and Sailboat Brokers. The Company provides additional services including long and short term vacations and business charters operating from the Company's Fontana, California office.

The Company commenced operations on July 27th, 2003 from the Fontana location, and is operating as Royal Holiday Mobile Estates. The Company plans to further expand operations along the California and Florida coastlines within the next two years.



ITEM 6:          RESIGNATION OF REGISTRANT'S DIRECTORS.

On July 22nd, 2003, the Registrant accepted the resignation of the former Director, President and Secretary/Treasurer, Alan Schram and simultaneously appointed the new Director, President and Secretary/Treasurer, Hector A. Veron. The resignation was not motivated by a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 1, 2003



ROYAL HOLIDAY MOBILE ESTATES
(Registrant)

By:        /s/  Hector A. Veron         /s/ Alan Schram
           ---------------------------- ----------------------------
           Hector A. Veron              Alan Schram
           President/ CEO/Director      Resigning Pres./CEO/Director
           (909)260-6035                (818)380-8161